Exhibit 99.1

Bank of Hawaii Corporation Third Quarter 2012 Financial Results

•    Diluted Earnings Per Share $0.92

•    Net Income for the Quarter $41.2 Million

•    Board of Directors Declares Dividend of $0.45 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (October 22, 2012) -- Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.92 for the third quarter of 2012, up $0.02 from diluted earnings per share of $0.90 in the second quarter of 2012 and unchanged from diluted earnings per share of $0.92 in the third quarter of 2011.  Net income for the third quarter was $41.2 million, up $0.5 million compared to net income of $40.7 million in the previous quarter, and down $2.1 million from net income of $43.3 million in the same quarter last year.

Loans grew 2.0 percent during the third quarter with loan and lease balances increasing to $5.78 billion at September 30, 2012.  Total deposits declined during the third quarter of 2012 due to management’s planned reduction in government time deposits.  The net interest margin remained stable at 2.98 percent.  The allowance for loan and lease losses decreased by $1.5 million to $131.0 million and represented 2.27 percent of outstanding loans and leases at September 30, 2012.

“Bank of Hawaii Corporation had good results for the third quarter of 2012,” said Peter S. Ho, Chairman, President, and CEO.  “We were pleased to see the growth in total loans this quarter and strong mortgage banking results.  Our overall credit quality is improving, which allowed us to further reduce our reserves.  Capital continues to be strong.”

The return on average assets for the third quarter of 2012 was 1.22 percent, up from 1.19 percent in the second quarter of 2012.  The return on average equity for the third quarter was 16.02 percent compared to 16.19 percent for the previous quarter.  The efficiency ratio for the third quarter of 2012 was 58.13 percent compared to 56.77 percent in the previous quarter.

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Bank of Hawaii Corporation Third Quarter 2012 Financial Results	Page 2

For the nine months ended September 30, 2012, net income was $125.8 million, up $5.0 million compared to net income of $120.8 million for the same period last year.  Diluted earnings per share were $2.77 for the nine-month period in 2012, up $0.23 from diluted earnings per share of $2.54 for the same period in 2011.  The year-to-date return on average assets was 1.23 percent compared to 1.24 percent for the same period in 2011.  The year-to-date return on average equity was 16.49 percent, up from 15.85 percent for the nine months ended September 30, 2011.  The efficiency ratio for the nine-month period ended September 30, 2012 was 57.76 percent, down from 58.86 percent for the same period last year.

Results for the nine months ended September 30, 2012 included a gain of $3.5 million on the early termination of leveraged leases for two cargo ships offset by a loss of $1.0 million on the sale of an aircraft lease, expenses of $1.2 million for the final phase of a refresh of the Company’s personal computers, and expenses of $1.0 million related to the launch of a new consumer credit card product.  Results for the same period in 2011 included net gains of $6.1 million on the sales of investment securities and a gain of $2.0 million related to a contingent payment from the sale of the Company’s proprietary mutual funds in 2010.  These gains were offset by a litigation settlement of $9.0 million and a $2.0 million donation to the Bank of Hawaii Foundation.

Financial Highlights

Net interest income, on a taxable-equivalent basis, for the third quarter of 2012 was $96.2 million, down $1.7 million from net interest income of $97.9 million in the second quarter of 2012, and down $0.9 million from net interest income of $97.1 million in the third quarter of 2011.  For the nine months ended September 30, 2012, net interest income, on a taxable-equivalent basis, was $294.0 million compared to $295.1 million for the same period in 2011.  Analyses of the changes in net interest income are included in Tables 8a, 8b and 8c.

The net interest margin was 2.98 percent for the third quarter of 2012, unchanged from the second quarter of 2012, and down 11 basis points from the net interest margin of 3.09 percent in the third quarter of 2011.   For the nine months ended September 30, 2012, the net interest margin was 3.01 percent compared to 3.16 percent for the same nine months in 2011.

During the third quarter of 2012 the Company did not record a provision for credit losses, although net charge-offs were $1.5 million during the quarter.  During the second quarter of 2012 the provision for credit losses was $0.6 million, or $3.2 million less than net charge-offs.   During the third quarter of 2011 the provision for credit losses was $2.2 million, or $1.6 million less than net charge-offs.  For the nine months ended September 30, 2012, the provision for credit losses was $1.0 million compared to $10.5 million for the same period in 2011.

Noninterest income was $52.4 million for the third quarter of 2012; an increase of $5.5 million compared to noninterest income of $46.8 million in the second quarter of 2012, and was up $1.5 million from noninterest income of $50.9 million in the third quarter of 2011.  Mortgage banking produced noninterest income of $11.7 million in the third quarter of 2012 compared to $7.6 million in the second quarter of 2012 and $5.5 million in the third quarter last year.  There were no significant nonrecurring noninterest income items during the third quarter or second quarter of 2012.  Noninterest income in the third quarter of 2011 included a $2.0 million gain related to a contingent payment from the sale of the Company’s proprietary mutual funds in 2010.

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Bank of Hawaii Corporation Third Quarter 2012 Financial Results	Page 3

Noninterest expense was $84.9 million in the third quarter of 2012, up $4.1 million from noninterest expense of $80.7 million in the previous quarter, and up $0.9 million from noninterest expense of $84.0 million in the same quarter last year.  Noninterest expense in the third quarter of 2012 included an increase in profit sharing and incentive accruals of $1.0 million, which is based in part on higher overall earnings, expenses of $1.0 million related to the launch of a new consumer credit card product, and $1.0 million in separation expense.  In addition, mortgage banking expenses, including overtime and commissions were elevated due to the increased mortgage banking activity.  There were no significant nonrecurring noninterest expense items during the second quarter of 2012.  Noninterest expense in the third quarter of 2011 included a donation of $2.0 million to the Bank of Hawaii Foundation.  An analysis of salary and benefit expenses is included in Table 9.

The effective tax rate for the third quarter of 2012 was 32.55 percent compared to 33.04 percent in the previous quarter and 29.58 percent in the same quarter last year.  The effective tax rate for the nine-month period ended September 30, 2012 was 31.06 percent compared to 30.54 percent for the same period last year.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services, and Treasury & Other.  Results are determined based on the Company’s internal financial management reporting process and organizational structure.  Selected financial information for the business segments is included in Tables 13a and 13b.

Asset Quality

The Company’s overall asset quality continued to improve during the third quarter of 2012.  Total non-performing assets were $40.3 million at September 30, 2012, down from $41.5 million at June 30, 2012.  Non-performing assets remain elevated above historical levels due to the lengthy judiciary foreclosure process for residential mortgage loans.  As a percentage of total loans and leases and foreclosed real estate, non-performing assets were 0.70 percent at September 30, 2012, down from 0.73 percent at June 30, 2012 and 0.71 percent at September 30, 2011.

Accruing loans and leases past due 90 days or more were $7.5 million at September 30, 2012, up slightly from $7.2 million at June 30, 2012 and down from $10.9 million at September 30, 2011.  Restructured loans not included in non-accrual loans or accruing loans past due 90 days or more were $31.4 million at September 30, 2012, up slightly from $31.1 million at June 30, 2012 and down from $33.1 million at September 30, 2011.   Restructured loans are primarily comprised of residential mortgage loans with lowered monthly payments to accommodate the borrowers’ financial needs for a period of time.  More information on non-performing assets and accruing loans and leases past due 90 days or more is presented in Table 11.

Net loans and leases charged off during the third quarter of 2012 were $1.5 million or 0.10 percent annualized of total average loans and leases outstanding.  Loan and lease charge-offs of $5.0 million during the quarter were partially offset by recoveries of $3.6 million.  Net charge-offs in the second quarter of 2012 were $3.8 million, or 0.27 percent annualized of total average loans and leases outstanding, and comprised of $5.9 million in charge-offs partially offset by recoveries of $2.1 million.  Net charge-offs during the third quarter of 2011 were $3.7 million or 0.28 percent annualized of total average loans and leases outstanding, and comprised of $10.8 million in charge-offs partially offset by recoveries of $7.0 million.  Net charge-offs during the nine months ended September 30, 2012 were $8.6 million or 0.20 percent annualized compared to $14.4 million or 0.36 percent annualized for the same period in 2011.

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Bank of Hawaii Corporation Third Quarter 2012 Financial Results	Page 4

The allowance for loan and lease losses was $131.0 million at September 30, 2012, down $1.5 million from the allowance for loan and lease losses of $132.4 million at June 30, 2012 and $143.4 million at September 30, 2011.  The ratio of the allowance for loan and lease losses to total loans and leases was 2.27 percent at September 30, 2012, down from 2.34 percent at June 30, 2012 and 2.68 percent at September 30, 2011.  The reserve for unfunded commitments at September 30, 2012 was unchanged at $5.4 million.  Details of loan and lease charge-offs, recoveries, and the components of the total reserve for credit losses are summarized in Table 12.

Other Financial Highlights

Total assets were $13.38 billion at September 30, 2012, down from total assets of $13.92 billion at June 30, 2012, and up from $13.30 billion at September 30, 2011.  Average total assets were $13.49 billion during the third quarter of 2012, down from average assets of $13.75 billion during the previous quarter, and up from $13.13 billion during the third quarter last year.

Total loans and leases were $5.78 billion at September 30, 2012, up from $5.67 billion at June 30, 2012, and up from $5.35 billion at September 30, 2011 with growth in all categories except lease financing and residential lending.  Average total loans and leases were $5.72 billion during the third quarter of 2012, up from $5.64 billion during the previous quarter, and up from $5.34 billion during the third quarter last year.  Loan and lease portfolio balances, including the higher risk loans outstanding, are summarized in Table 10.

Consumer and commercial deposits remained stable during the third quarter of 2012.  Total deposit balances declined to $11.22 billion at September 30, 2012 primarily due to the previously mentioned decrease in public time deposits.  Average total deposits were $11.30 billion in the third quarter of 2012, up from average deposits of $10.62 billion during the previous quarter, and up from $9.87 billion during the third quarter last year.  Deposit balances are summarized in Tables 7a, 7b, and 10.

As a result of the reduction in deposits and increase in loans, the investment securities portfolio decreased to $6.60 billion at September 30, 2012, compared to $7.07 billion at June 30, 2012, and $6.97 billion at September 30, 2011.

During the third quarter of 2012, the Company repurchased 312.9 thousand shares of common stock at a total cost of $14.5 million under its share repurchase program.  The average cost was $46.62 per share repurchased.  From the beginning of the share repurchase program initiated during July 2001 through September 30, 2012, the Company has repurchased 49.9 million shares and returned over $1.8 billion to shareholders at an average cost of $36.28 per share.  From October 1 through October 19, 2012, the Company repurchased an additional 87.5 thousand shares of common stock at an average cost of $44.83 per share repurchased.  Remaining buyback authority under the share repurchase program was $80.5 million at October 19, 2012.

Total shareholders’ equity was $1.02 billion at September 30, 2012, up from $1.00 billion at June 30, 2012 and relatively unchanged from September 30, 2011.  The ratio of tangible common equity to risk-weighted assets was 17.43 percent at September 30, 2012, compared to 17.57 percent at June 30, 2012 and 18.90 percent at September 30, 2011.  The Tier 1 leverage ratio at September 30, 2012 was 6.78 percent, up from 6.57 percent at June 30, 2012 and down from 6.95 percent at September 30, 2011.

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Bank of Hawaii Corporation Third Quarter 2012 Financial Results	Page 5

The Company’s Board of Directors declared a quarterly cash dividend of $0.45 per share on the Company’s outstanding shares.  The dividend will be payable on December 14, 2012 to shareholders of record at the close of business on November 30, 2012.

Hawaii Economy

Hawaii’s economy continued to improve during the third quarter of 2012 primarily due to increasing visitor arrivals and spending.  For the first eight months of 2012, total visitor arrivals increased 10.0 percent and visitor spending increased by 20.0 percent compared to the same period in 2011.  The most significant growth continues to come from international markets.  During 2012, hotel occupancy and revenue per available room also continued to improve.  The statewide seasonally adjusted unemployment rate declined to 5.7% in September 2012, compared to 7.8% nationally.  The median sales price for single-family homes and condominiums as well as closed sales on Oahu have increased through August 2012 compared to the prior year.

Conference Call Information

The Company will review its third quarter 2012 financial results today at 8:00 a.m. Hawaii Time.  The conference call will be accessible via teleconference and the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com.  Conference call participants in the United States should dial 888-299-8538 and international participants should dial 617-786-2902.  Use the pass code “Bank of Hawaii” to access the call.  A replay of the call will be available for one week beginning Monday, October 22, 2012 by dialing 888-286-8010 in the United States or 617-801-6888 internationally and entering the pass code number 71907319 when prompted.  A replay will also be available via the Investor Relations link of the Company’s web site, www.boh.com.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain “forward-looking statements”, such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the U.S. Securities and Exchange Commission.  We have not committed to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers, and governments in Hawaii, American Samoa, and the West Pacific.  The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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Bank of Hawaii Corporation and Subsidiaries
Financial Highlights	Table 1a

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2012	2012	2011	2012	2011
For the Period:
Operating Results
Net Interest Income	$93,632	$95,381	$96,766	$286,961	$293,962
Provision for Credit Losses	-	628	2,180	979	10,471
Total Noninterest Income	52,374	46,848	50,863	147,304	154,248
Total Noninterest Expense	84,878	80,747	83,955	250,832	263,811
Net Income	41,232	40,747	43,306	125,789	120,814
Basic Earnings Per Share	0.92	0.90	0.93	2.78	2.55
Diluted Earnings Per Share	0.92	0.90	0.92	2.77	2.54
Dividends Declared Per Share	0.45	0.45	0.45	1.35	1.35

Performance Ratios
Return on Average Assets	1.22%	1.19%	1.31%	1.23%	1.24%
Return on Average Shareholders’ Equity	16.02	16.19	16.80	16.49	15.85
Efficiency Ratio [1]	58.13	56.77	56.87	57.76	58.86
Net Interest Margin [2]	2.98	2.98	3.09	3.01	3.16
Dividend Payout Ratio [3]	48.91	50.00	48.39	48.56	52.94
Average Shareholders’ Equity to Average Assets	7.59	7.36	7.79	7.47	7.83

Average Balances
Average Loans and Leases	$5,716,421	$5,641,588	$5,340,406	$5,640,733	$5,326,209
Average Assets	13,490,835	13,750,488	13,125,077	13,640,304	13,019,898
Average Deposits	11,301,668	10,622,420	9,871,750	10,786,654	9,845,269
Average Shareholders’ Equity	1,023,804	1,012,182	1,022,585	1,018,903	1,019,409

Market Price Per Share of Common Stock
Closing	45.62	45.95	36.40	45.62	36.40
High	48.92	49.99	47.10	49.99	49.26
Low	45.29	44.02	35.30	44.02	35.30

		September 30,	June 30,	December 31,	September 30,
		2012	2012	2011	2011
As of Period End:
Balance Sheet Totals
Loans and Leases		$5,782,304	$5,671,483	$5,538,304	$5,348,472
Total Assets		13,382,425	13,915,626	13,846,391	13,304,758
Total Deposits		11,220,547	11,547,993	10,592,623	10,009,013
Long-Term Debt		28,065	28,075	30,696	30,705
Total Shareholders’ Equity		1,024,562	1,003,825	1,002,667	1,017,775

Asset Quality
Allowance for Loan and Lease Losses		$130,971	$132,443	$138,606	$143,410
Non-Performing Assets		40,284	41,494	40,790	37,770

Financial Ratios
Allowance to Loans and Leases Outstanding		2.27%	2.34%	2.50%	2.68%
Tier 1 Capital Ratio		16.12	16.41	16.68	17.57
Total Capital Ratio		17.39	17.67	17.95	18.83
Tier 1 Leverage Ratio		6.78	6.57	6.73	6.95
Total Shareholders’ Equity to Total Assets		7.66	7.21	7.24	7.65
Tangible Common Equity to Tangible Assets [4]		7.44	7.00	7.03	7.43
Tangible Common Equity to Risk-Weighted Assets [4]		17.43	17.57	17.93	18.90

Non-Financial Data
Full-Time Equivalent Employees		2,304	2,312	2,370	2,381
Branches and Offices		77	77	81	82
ATMs		495	494	506	508

1  Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).

2  Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

3  Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.

4  Tangible common equity, a non-GAAP financial measure, is defined by the Company as shareholders’ equity minus goodwill and intangible assets.  Intangible assets are included as a component of other assets in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures	Table 1b

	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2012	2012	2011	2011

Total Shareholders’ Equity	$1,024,562	$1,003,825	$1,002,667	$1,017,775
Less: Goodwill	31,517	31,517	31,517	31,517
Intangible Assets	46	58	83	96
Tangible Common Equity	$992,999	$972,250	$971,067	$986,162

Total Assets	$13,382,425	$13,915,626	$13,846,391	$13,304,758
Less: Goodwill	31,517	31,517	31,517	31,517
Intangible Assets	46	58	83	96
Tangible Assets	$13,350,862	$13,884,051	$13,814,791	$13,273,145

Risk-Weighted Assets, determined in accordance with prescribed regulatory requirements	$5,697,581	$5,532,285	$5,414,481	$5,218,651

Total Shareholders’ Equity to Total Assets	7.66%	7.21%	7.24%	7.65%
Tangible Common Equity to Tangible Assets (Non-GAAP)	7.44%	7.00%	7.03%	7.43%

Tier 1 Capital Ratio	16.12%	16.41%	16.68%	17.57%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP)	17.43%	17.57%	17.93%	18.90%

Bank of Hawaii Corporation and Subsidiaries
Net Significant Income (Expense) Items	Table 2

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2012	2012	2011	2012	2011
Investment Securities Gains, Net	-	-	-	-	6,084
Gain on Mutual Fund Sale	-	-	1,956	-	1,956
Gains (Losses) on Disposal of Leased Equipment	-	-	-	2,473	-
Decrease in Allowance for Loan and Lease Losses	1,472	3,163	1,566	7,635	3,948
Bank of Hawaii Charitable Foundation	-	-	(2,000)	-	(2,000)
PC Refresh	-	-	-	(1,163)	-
Legal Settlement Related to OD Claims	-	-	-	-	(9,000)
Significant Income (Expense) Items Before the Provision (Benefit) for Income Taxes	1,472	3,163	1,522	8,945	988
Income Taxes Impact Related to Lease Transactions	-	-	-	(2,733)	-
Income Tax Impact	515	1,107	533	1,915	346
Net Significant Income (Expense) Items	$957	$2,056	$989	$9,763	$642

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income	Table 3

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2012	2012	2011	2012	2011
Interest Income
Interest and Fees on Loans and Leases	$64,668	$63,910	$65,344	$193,269	$197,479
Income on Investment Securities
Available-for-Sale	15,922	16,988	23,097	50,623	84,256
Held-to-Maturity	23,232	25,054	20,344	74,699	48,530
Deposits	3	1	6	6	6
Funds Sold	105	119	160	353	708
Other	283	281	279	844	837
Total Interest Income	104,213	106,353	109,230	319,794	331,816
Interest Expense
Deposits	2,931	3,219	4,561	9,623	14,585
Securities Sold Under Agreements to Repurchase	7,185	7,250	7,400	21,739	21,779
Funds Purchased	7	5	4	17	15
Long-Term Debt	458	498	499	1,454	1,475
Total Interest Expense	10,581	10,972	12,464	32,833	37,854
Net Interest Income	93,632	95,381	96,766	286,961	293,962
Provision for Credit Losses	-	628	2,180	979	10,471
Net Interest Income After Provision for Credit Losses	93,632	94,753	94,586	285,982	283,491
Noninterest Income
Trust and Asset Management	11,050	11,195	10,788	33,163	34,021
Mortgage Banking	11,745	7,581	5,480	24,376	11,263
Service Charges on Deposit Accounts	9,346	9,225	9,820	28,162	29,127
Fees, Exchange, and Other Service Charges	11,907	12,326	16,219	36,632	47,826
Investment Securities Gains (Losses), Net	13	-	-	(77)	6,084
Insurance	2,326	2,399	2,664	7,003	8,645
Other	5,987	4,122	5,892	18,045	17,282
Total Noninterest Income	52,374	46,848	50,863	147,304	154,248
Noninterest Expense
Salaries and Benefits	47,231	44,037	44,307	138,292	137,889
Net Occupancy	10,524	10,058	11,113	31,098	31,916
Net Equipment	4,523	4,669	4,662	15,018	14,101
Professional Fees	2,494	2,386	2,245	7,012	6,697
FDIC Insurance	1,822	2,088	2,065	5,981	7,319
Other	18,284	17,509	19,563	53,431	65,889
Total Noninterest Expense	84,878	80,747	83,955	250,832	263,811
Income Before Provision for Income Taxes	61,128	60,854	61,494	182,454	173,928
Provision for Income Taxes	19,896	20,107	18,188	56,665	53,114
Net Income	$41,232	$40,747	$43,306	$125,789	$120,814
Basic Earnings Per Share	$0.92	$0.90	$0.93	$2.78	$2.55
Diluted Earnings Per Share	$0.92	$0.90	$0.92	$2.77	$2.54
Dividends Declared Per Share	$0.45	$0.45	$0.45	$1.35	$1.35
Basic Weighted Average Shares	44,913,348	45,221,293	46,806,439	45,280,541	47,358,049
Diluted Weighted Average Shares	45,050,638	45,347,368	46,934,140	45,421,624	47,531,066

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income	Table 4

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2012	2012	2011	2012	2011
Net Income	$41,232	$40,747	$43,306	$125,789	$120,814
Other Comprehensive Income, Net of Tax:
Net Unrealized Gains on Investment Securities	9,770	3,387	18,611	6,703	18,376
Defined Benefit Plans	152	153	365	458	1,413
Other Comprehensive Income	9,922	3,540	18,976	7,161	19,789

Comprehensive Income	$51,154	$44,287	$62,282	$132,950	$140,603

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition	Table 5

	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2012	2012	2011	2011
Assets
Interest-Bearing Deposits	$4,673	$3,057	$3,036	$3,543
Funds Sold	251,664	499,338	512,384	242,062
Investment Securities
Available-for-Sale	3,124,209	3,339,472	3,451,885	4,448,898
Held to Maturity (Fair Value of $3,587,997; $3,828,954; $3,754,206; and $2,610,081)	3,475,259	3,729,665	3,657,796	2,520,422
Loans Held for Sale	25,971	14,223	18,957	12,745
Loans and Leases	5,782,304	5,671,483	5,538,304	5,348,472
Allowance for Loan and Lease Losses	(130,971)	(132,443)	(138,606)	(143,410)
Net Loans and Leases	5,651,333	5,539,040	5,399,698	5,205,062
Total Earning Assets	12,533,109	13,124,795	13,043,756	12,432,732
Cash and Noninterest-Bearing Deposits	153,599	131,845	154,489	206,875
Premises and Equipment	107,144	107,421	103,550	104,509
Customers’ Acceptances	242	176	476	749
Accrued Interest Receivable	47,192	45,044	43,510	43,319
Foreclosed Real Estate	3,067	2,569	3,042	3,341
Mortgage Servicing Rights	23,980	23,254	24,279	23,990
Goodwill	31,517	31,517	31,517	31,517
Other Assets	482,575	449,005	441,772	457,726
Total Assets	$13,382,425	$13,915,626	$13,846,391	$13,304,758

Liabilities
Deposits
Noninterest-Bearing Demand	$2,985,561	$3,105,798	$2,850,923	$2,702,296
Interest-Bearing Demand	2,034,319	2,063,070	2,005,983	1,745,812
Savings	4,480,733	4,435,894	4,398,638	4,449,351
Time	1,719,934	1,943,231	1,337,079	1,111,554
Total Deposits	11,220,547	11,547,993	10,592,623	10,009,013
Funds Purchased	10,942	13,756	10,791	9,882
Short-Term Borrowings	-	-	-	6,400
Securities Sold Under Agreements to Repurchase	818,080	1,065,653	1,925,998	1,929,266
Long-Term Debt	28,065	28,075	30,696	30,705
Banker’s Acceptances	242	176	476	749
Retirement Benefits Payable	41,872	41,812	46,949	30,704
Accrued Interest Payable	5,997	5,114	5,330	6,751
Taxes Payable and Deferred Taxes	94,369	86,095	95,840	114,842
Other Liabilities	137,749	123,127	135,021	148,671
Total Liabilities	12,357,863	12,911,801	12,843,724	12,286,983
Shareholders’ Equity
Common Stock ($.01 par value; authorized 500,000,000 shares; issued / outstanding: September 30, 2012 - 57,315,093 / 45,004,813; June 30, 2012 - 57,301,892 / 45,248,277; December 31, 2011 - 57,134,470 / 45,947,116; and September 30, 2011 - 57,132,310 / 46,570,413)	571	571	571	571
Capital Surplus	513,758	511,729	507,558	503,255
Accumulated Other Comprehensive Income	42,424	32,502	35,263	46,754
Retained Earnings	1,065,245	1,044,588	1,003,938	986,202
Treasury Stock, at Cost (Shares: September 30, 2012 - 12,310,280; June 30, 2012 - 12,053,615; December 31, 2011 - 11,187,354; and September 30, 2011 - 10,561,897)	(597,436)	(585,565)	(544,663)	(519,007)
Total Shareholders’ Equity	1,024,562	1,003,825	1,002,667	1,017,775
Total Liabilities and Shareholders’ Equity	$13,382,425	$13,915,626	$13,846,391	$13,304,758

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders’ Equity	Table 6

				Accum.
				Other
	Common Shares	Common	Capital	Comprehensive	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Surplus	Income	Earnings	Stock	Total
Balance as of December 31, 2011	45,947,116	$571	$507,558	$35,263	$1,003,938	$(544,663)	$1,002,667
Net Income	-	-	-	-	125,789	-	125,789
Other Comprehensive Income	-	-	-	7,161	-	-	7,161
Share-Based Compensation	-	-	5,687	-	-	-	5,687
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits	471,104	-	513	-	(3,023)	13,472	10,962
Common Stock Repurchased	(1,413,407)	-	-	-	-	(66,245)	(66,245)
Cash Dividends Paid ($1.35 per share)	-	-	-	-	(61,459)	-	(61,459)
Balance as of September 30, 2012	45,004,813	$571	$513,758	$42,424	$1,065,245	$(597,436)	$1,024,562

Balance as of December 31, 2010	48,097,672	$570	$500,888	$26,965	$932,629	$(449,919)	$1,011,133
Net Income	-	-	-	-	120,814	-	120,814
Other Comprehensive Income	-	-	-	19,789	-	-	19,789
Share-Based Compensation	-	-	2,001	-	-	-	2,001
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits	309,108	1	366	-	(3,193)	13,303	10,477
Common Stock Repurchased	(1,836,367)	-	-	-	-	(82,391)	(82,391)
Cash Dividends Paid ($1.35 per share)	-	-	-	-	(64,048)	-	(64,048)
Balance as of September 30, 2011	46,570,413	$571	$503,255	$46,754	$986,202	$(519,007)	$1,017,775

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis	Table 7a

	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2012			June 30, 2012			September 30, 2011
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$4.0	$-	0.33%	$3.0	$-	0.12%	$3.7	$-	0.56%
Funds Sold	221.5	0.1	0.19	237.8	0.1	0.20	309.4	0.2	0.20
Investment Securities
Available-for-Sale	3,247.8	18.3	2.26	3,410.4	19.4	2.27	4,309.3	23.5	2.18
Held-to-Maturity	3,617.3	23.2	2.57	3,788.9	25.1	2.65	2,511.0	20.3	3.24
Loans Held for Sale	15.8	0.2	4.32	12.1	0.1	4.22	9.2	0.1	4.87
Loans and Leases [1]
Commercial and Industrial	797.2	7.7	3.86	786.3	7.7	3.93	815.5	8.2	3.97
Commercial Mortgage	993.2	10.8	4.32	953.5	10.4	4.40	876.7	10.7	4.85
Construction	100.1	1.3	4.97	99.7	1.3	5.07	74.5	1.0	5.15
Commercial Lease Financing	278.5	1.7	2.42	284.5	1.7	2.36	314.6	2.0	2.61
Residential Mortgage	2,391.8	28.1	4.70	2,371.7	27.9	4.71	2,129.8	27.8	5.23
Home Equity	770.2	8.3	4.28	772.3	8.4	4.36	780.5	9.3	4.72
Automobile	194.9	2.9	5.90	193.7	2.9	6.03	191.4	3.2	6.66
Other [2]	190.5	3.9	8.09	179.9	3.6	8.12	157.4	3.0	7.50
Total Loans and Leases	5,716.4	64.7	4.51	5,641.6	63.9	4.54	5,340.4	65.2	4.86
Other	80.1	0.3	1.41	80.0	0.3	1.41	79.9	0.3	1.40
Total Earning Assets [3]	12,902.9	106.8	3.30	13,173.8	108.9	3.31	12,562.9	109.6	3.48
Cash and Noninterest-Bearing Deposits	134.9			131.7			135.1
Other Assets	453.0			445.0			427.1
Total Assets	$13,490.8			$13,750.5			$13,125.1

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	1,968.8	0.1	0.03	1,906.1	0.1	0.03	1,772.5	0.2	0.04
Savings	4,456.2	1.0	0.09	4,444.5	1.1	0.10	4,497.1	1.8	0.16
Time	1,823.2	1.8	0.38	1,253.9	2.0	0.63	1,069.4	2.6	0.96
Total Interest-Bearing Deposits	8,248.2	2.9	0.14	7,604.5	3.2	0.17	7,339.0	4.6	0.25
Short-Term Borrowings	18.5	-	0.15	15.0	-	0.14	19.0	-	0.08
Securities Sold Under Agreements to Repurchase	853.0	7.2	3.30	1,808.5	7.3	1.59	1,908.9	7.4	1.52
Long-Term Debt	28.0	0.5	6.52	30.6	0.5	6.51	30.7	0.5	6.50
Total Interest-Bearing Liabilities	9,147.7	10.6	0.46	9,458.6	11.0	0.46	9,297.6	12.5	0.53
Net Interest Income		$96.2			$97.9			$97.1
Interest Rate Spread			2.84%			2.85%			2.95%
Net Interest Margin			2.98%			2.98%			3.09%
Noninterest-Bearing Demand Deposits	3,053.5			3,017.9			2,532.8
Other Liabilities	265.8			261.8			272.1
Shareholders’ Equity	1,023.8			1,012.2			1,022.6
Total Liabilities and Shareholders’ Equity	$13,490.8			$13,750.5			$13,125.1

1	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
2	Comprised of other consumer revolving credit, installment, and consumer lease financing.
3

Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $2,529,000, $2,481,000, and $364,000 for the three months ended September 30, 2012, June 30, 2012, and September 30, 2011, respectively.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis	Table 7b

	Nine Months Ended			Nine Months Ended

	September 30, 2012			September 30, 2011

	Average	Income/	Yield/	Average	Income/	Yield/

(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$3.4	$-	0.24%	$4.4	$-	0.18%
Funds Sold	240.5	0.4	0.19	427.8	0.7	0.22
Investment Securities
Available-for-Sale	3,369.5	57.4	2.27	4,667.6	85.4	2.44
Held-to-Maturity	3,714.2	74.7	2.68	1,949.2	48.6	3.32
Loans Held for Sale	13.3	0.4	4.26	9.7	0.3	4.46
Loans and Leases [1]
Commercial and Industrial	796.5	23.5	3.94	788.0	23.8	4.03
Commercial Mortgage	962.9	31.7	4.40	873.1	31.9	4.88
Construction	101.1	3.9	5.13	78.1	3.0	5.14
Commercial Lease Financing	285.7	5.1	2.37	325.8	6.6	2.72
Residential Mortgage	2,342.8	83.8	4.77	2,114.7	84.2	5.31
Home Equity	773.8	25.2	4.35	787.2	28.4	4.82
Automobile	193.9	8.8	6.05	195.7	10.1	6.91
Other [2]	184.0	11.2	8.10	163.6	9.2	7.51
Total Loans and Leases	5,640.7	193.2	4.57	5,326.2	197.2	4.94
Other	80.0	0.8	1.41	79.9	0.8	1.40
Total Earning Assets [3]	13,061.6	326.9	3.34	12,464.8	333.0	3.56
Cash and Noninterest-Bearing Deposits	134.6			133.0
Other Assets	444.1			422.1
Total Assets	$13,640.3			$13,019.9

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	1,914.2	0.3	0.03	1,782.2	0.6	0.04
Savings	4,446.6	3.5	0.10	4,518.9	5.9	0.18
Time	1,447.1	5.8	0.53	1,041.7	8.1	1.04
Total Interest-Bearing Deposits	7,807.9	9.6	0.16	7,342.8	14.6	0.27
Short-Term Borrowings	16.4	-	0.14	17.4	-	0.12
Securities Sold Under Agreements to Repurchase	1,523.4	21.8	1.88	1,844.7	21.8	1.56
Long-Term Debt	29.8	1.5	6.51	32.0	1.5	6.15
Total Interest-Bearing Liabilities	9,377.5	32.9	0.46	9,236.9	37.9	0.54
Net Interest Income		$294.0			$295.1
Interest Rate Spread			2.88%			3.02%
Net Interest Margin			3.01%			3.16%
Noninterest-Bearing Demand Deposits	2,978.8			2,502.5
Other Liabilities	265.1			261.1
Shareholders’ Equity	1,018.9			1,019.4
Total Liabilities and Shareholders’ Equity	$13,640.3			$13,019.9

1  Non-performing loans and leases are included in the respective average loan and lease balances.  Income, if any, on such loans and leases is recognized on a cash basis.

2  Comprised of other consumer revolving credit, installment, and consumer lease financing.

3  Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $7,080,000 and $1,142,000 for the nine months ended September 30, 2012 and 2011, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis	Table 8a

	Three Months Ended September 30, 2012

	Compared to June 30, 2012

(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Investment Securities
Available-for-Sale	$(0.9)	$(0.2)	$(1.1)
Held-to-Maturity	(1.2)	(0.7)	(1.9)
Loans Held for Sale	0.1	-	0.1
Loans and Leases
Commercial and Industrial	0.1	(0.1)	-
Commercial Mortgage	0.6	(0.2)	0.4
Residential Mortgage	0.2	-	0.2
Home Equity	-	(0.1)	(0.1)
Other [2]	0.3	-	0.3
Total Loans and Leases	1.2	(0.4)	0.8
Total Change in Interest Income	(0.8)	(1.3)	(2.1)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	-	(0.1)	(0.1)
Time	0.7	(0.9)	(0.2)
Total Interest-Bearing Deposits	0.7	(1.0)	(0.3)
Securities Sold Under Agreements to Repurchase	(5.2)	5.1	(0.1)
Total Change in Interest Expense	(4.5)	4.1	(0.4)

Change in Net Interest Income	$3.7	$(5.4)	$(1.7)

1 The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

2  Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis	Table 8b

	Three Months Ended September 30, 2012

	Compared to September 30, 2011

(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.1)	$-	$(0.1)
Investment Securities
Available-for-Sale	(6.0)	0.8	(5.2)
Held-to-Maturity	7.7	(4.8)	2.9
Loans Held for Sale	0.1	-	0.1
Loans and Leases
Commercial and Industrial	(0.2)	(0.3)	(0.5)
Commercial Mortgage	1.3	(1.2)	0.1
Construction	0.3	-	0.3
Commercial Lease Financing	(0.2)	(0.1)	(0.3)
Residential Mortgage	3.3	(3.0)	0.3
Home Equity	(0.1)	(0.9)	(1.0)
Automobile	0.1	(0.4)	(0.3)
Other [2]	0.7	0.2	0.9
Total Loans and Leases	5.2	(5.7)	(0.5)
Total Change in Interest Income	6.9	(9.7)	(2.8)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	-	(0.1)	(0.1)
Savings	-	(0.8)	(0.8)
Time	1.2	(2.0)	(0.8)
Total Interest-Bearing Deposits	1.2	(2.9)	(1.7)
Securities Sold Under Agreements to Repurchase	(5.6)	5.4	(0.2)
Total Change in Interest Expense	(4.4)	2.5	(1.9)

Change in Net Interest Income	$11.3	$(12.2)	$(0.9)

1 The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

2  Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis	Table 8c

	Nine Months Ended September 30, 2012

	Compared to September 30, 2011

(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.2)	$(0.1)	$(0.3)
Investment Securities
Available-for-Sale	(22.4)	(5.6)	(28.0)
Held-to-Maturity	36.9	(10.8)	26.1
Loans Held for Sale	0.1	-	0.1
Loans and Leases
Commercial and Industrial	0.3	(0.6)	(0.3)
Commercial Mortgage	3.1	(3.3)	(0.2)
Construction	0.9	-	0.9
Commercial Lease Financing	(0.8)	(0.7)	(1.5)
Residential Mortgage	8.6	(9.0)	(0.4)
Home Equity	(0.5)	(2.7)	(3.2)
Automobile	(0.1)	(1.2)	(1.3)
Other [2]	1.2	0.8	2.0
Total Loans and Leases	12.7	(16.7)	(4.0)
Total Change in Interest Income	27.1	(33.2)	(6.1)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	-	(0.3)	(0.3)
Savings	(0.1)	(2.3)	(2.4)
Time	2.5	(4.8)	(2.3)
Total Interest-Bearing Deposits	2.4	(7.4)	(5.0)
Securities Sold Under Agreements to Repurchase	(4.1)	4.1	-
Long-Term Debt	(0.1)	0.1	-
Total Change in Interest Expense	(1.8)	(3.2)	(5.0)

Change in Net Interest Income	28.9	(30.0)	(1.1)

1 The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

2  Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits	Table 9

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2012	2012	2011	2012	2011
Salaries	$29,312	$27,831	$28,965	$85,830	$87,182
Incentive Compensation	4,492	4,132	4,777	12,678	12,486
Share-Based Compensation and Cash Grants for the Purchase of Company Stock	1,817	1,758	743	5,260	3,901
Commission Expense	1,750	1,754	1,572	5,040	4,788
Retirement and Other Benefits	4,322	3,481	3,634	12,193	12,400
Payroll Taxes	2,267	2,437	2,241	8,522	8,615
Medical, Dental, and Life Insurance	2,255	2,239	2,056	6,931	6,717
Separation Expense	1,016	405	319	1,838	1,800
Total Salaries and Benefits	$47,231	$44,037	$44,307	$138,292	$137,889

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances	Table 10

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2012	2012	2012	2011	2011
Commercial
Commercial and Industrial	$808,621	$781,688	$788,718	$817,170	$790,294
Commercial Mortgage	1,039,556	961,984	948,196	938,250	922,075
Construction	101,818	97,668	110,184	98,669	69,635
Lease Financing	277,328	281,020	285,860	311,928	312,159
Total Commercial	2,227,323	2,122,360	2,132,958	2,166,017	2,094,163
Consumer
Residential Mortgage	2,392,871	2,401,331	2,319,485	2,215,892	2,130,589
Home Equity	770,284	766,839	773,643	780,691	775,105
Automobile	200,788	194,339	193,851	192,506	191,497
Other [1]	191,038	186,614	178,995	183,198	157,118
Total Consumer	3,554,981	3,549,123	3,465,974	3,372,287	3,254,309
Total Loans and Leases	$5,782,304	$5,671,483	$5,598,932	$5,538,304	$5,348,472

Higher Risk Loans Outstanding

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2012	2012	2012	2011	2011
Residential Land Loans [2]	16,513	16,703	17,602	18,163	18,305
Home Equity Loans [3]	19,774	22,029	21,359	21,413	22,321
Air Transportation [4]	27,765	27,633	27,548	36,144	36,511
Total Higher Risk Loans	$64,052	$66,365	$66,509	$75,720	$77,137

1          Comprised of other revolving credit, installment, and lease financing.

2          We consider all of our residential land loans, which are consumer loans secured by unimproved lots, to be of higher risk due to the volatility in the value of the underlying collateral.

3          Higher risk home equity loans are defined as those loans originated in 2005 or later, with current monitoring credit scores below 600, and with original loan-to-value ratios greater than 70%.

4          We consider all of our air transportation leases to be of higher risk due to the weak financial profile of the industry.

Deposits

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2012	2012	2012	2011	2011
Consumer	$5,369,724	$5,360,325	$5,377,804	$5,241,827	$5,137,548
Commercial	4,394,745	4,403,095	4,307,931	4,320,712	4,275,915
Public and Other	1,456,078	1,784,573	935,435	1,030,084	595,550
Total Deposits	$11,220,547	$11,547,993	$10,621,170	$10,592,623	$10,009,013

Bank of Hawaii Corporation and Subsidiaries

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More	Table 11

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2012	2012	2012	2011	2011
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$5,635	$5,778	$5,852	$6,243	$6,593
Commercial Mortgage	2,671	2,737	2,113	2,140	2,188
Construction	953	1,182	1,482	2,080	-
Lease Financing	-	-	4	5	6
Total Commercial	9,259	9,697	9,451	10,468	8,787
Consumer
Residential Mortgage	25,456	26,803	26,356	25,256	23,779
Home Equity	2,502	2,425	2,069	2,024	1,863
Total Consumer	27,958	29,228	28,425	27,280	25,642
Total Non-Accrual Loans and Leases	37,217	38,925	37,876	37,748	34,429
Foreclosed Real Estate	3,067	2,569	3,530	3,042	3,341
Total Non-Performing Assets	$40,284	$41,494	$41,406	$40,790	$37,770

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$-	$1	$2	$1	$-
Total Commercial	-	1	2	1	-
Consumer
Residential Mortgage	3,988	4,229	6,590	6,422	7,664
Home Equity	2,755	2,445	2,829	2,194	2,639
Automobile	154	98	124	170	138
Other [1]	578	395	543	435	414
Total Consumer	7,475	7,167	10,086	9,221	10,855
Total Accruing Loans and Leases Past Due 90 Days or More	$7,475	$7,168	$10,088	$9,222	$10,855
Restructured Loans on Accrual Status and Not Past Due 90 Days or More	$31,426	$31,124	$29,539	$33,703	$33,140
Total Loans and Leases	$5,782,304	$5,671,483	$5,598,932	$5,538,304	$5,348,472

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.64%	0.69%	0.68%	0.68%	0.64%

Ratio of Non-Performing Assets to Total Loans and Leases and Foreclosed Real Estate	0.70%	0.73%	0.74%	0.74%	0.71%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans and Leases and Commercial Foreclosed Real Estate	0.46%	0.51%	0.53%	0.56%	0.52%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans and Leases and Consumer Foreclosed Real Estate	0.84%	0.87%	0.87%	0.85%	0.82%

Ratio of Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More to Total Loans and Leases and Foreclosed Real Estate	0.83%	0.86%	0.92%	0.90%	0.91%

Quarter to Quarter Changes in Non-Performing Assets Balance at Beginning of Quarter	$41,494	$41,406	$40,790	$37,770	$34,156
Additions	2,878	7,574	5,334	8,653	8,552
Reductions
Payments	(2,408)	(2,942)	(2,524)	(1,173)	(3,237)
Return to Accrual Status	(1,083)	(2,085)	(535)	(2,421)	(401)
Sales of Foreclosed Real Estate	(424)	(2,247)	(1,049)	(1,320)	(157)
Charge-offs/Write-downs	(173)	(212)	(610)	(719)	(1,143)
Total Reductions	(4,088)	(7,486)	(4,718)	(5,633)	(4,938)
Balance at End of Quarter	$40,284	$41,494	$41,406	$40,790	$37,770

1 Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses				Table 12

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2012	2012	2011	2012	2011
Balance at Beginning of Period	$137,862	$141,025	$150,395	$144,025	$152,777
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(519)	(1,078)	(4,215)	(3,028)	(7,379)
Construction	-	-	-	(330)	-
Consumer
Residential Mortgage	(628)	(1,369)	(1,558)	(3,577)	(5,286)
Home Equity	(1,061)	(1,657)	(2,528)	(5,159)	(7,139)
Automobile	(472)	(438)	(715)	(1,436)	(2,541)
Other [1]	(2,354)	(1,394)	(1,755)	(5,199)	(4,807)
Total Loans and Leases Charged-Off	(5,034)	(5,936)	(10,771)	(18,729)	(27,152)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	578	524	994	3,035	1,965
Commercial Mortgage	14	10	530	48	530
Construction	3	-	-	3	-
Lease Financing	83	11	3,405	166	3,499
Consumer
Residential Mortgage	739	376	740	1,781	1,621
Home Equity	258	165	137	993	1,226
Automobile	433	482	650	1,453	1,951
Other [1]	1,454	577	569	2,636	1,941
Total Recoveries on Loans and Leases Previously Charged-Off	3,562	2,145	7,025	10,115	12,733
Net Loans and Leases Charged-Off	(1,472)	(3,791)	(3,746)	(8,614)	(14,419)
Provision for Credit Losses	-	628	2,180	979	10,471
Balance at End of Period [2]	$136,390	$137,862	$148,829	$136,390	$148,829

Components
Allowance for Loan and Lease Losses	$130,971	$132,443	$143,410	$130,971	$143,410
Reserve for Unfunded Commitments	5,419	5,419	5,419	5,419	5,419
Total Reserve for Credit Losses	$136,390	$137,862	$148,829	$136,390	$148,829

Average Loans and Leases Outstanding	$5,716,421	$5,641,588	$5,340,406	$5,640,733	$5,326,209

Ratio of Net Loans and Leases Charged-Off to
Average Loans and Leases Outstanding (annualized)	0.10%	0.27%	0.28%	0.20%	0.36%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	2.27%	2.34%	2.68%	2.27%	2.68%

1  Comprised of other revolving credit, installment, and lease financing.

2  Included in this analysis is activity related to the Company’s reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information	Table 13a

	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Three Months Ended September 30, 2012
Net Interest Income	$38,530	$30,811	$3,607	$20,684	$93,632
Provision for Credit Losses	1,677	(180)	(24)	(1,473)	-
Net Interest Income After Provision for Credit Losses	36,853	30,991	3,631	22,157	93,632
Noninterest Income	24,918	8,687	15,350	3,419	52,374
Noninterest Expense	(45,454)	(22,120)	(14,519)	(2,785)	(84,878)
Income Before Provision for Income Taxes	16,317	17,558	4,462	22,791	61,128
Provision for Income Taxes	(6,038)	(6,051)	(1,651)	(6,156)	(19,896)
Net Income	10,279	11,507	2,811	16,635	41,232
Total Assets as of September 30, 2012	$3,242,817	$2,397,307	$321,273	$7,421,028	$13,382,425

Three Months Ended September 30, 2011 [1]
Net Interest Income	$43,334	$33,935	$3,698	$15,799	$96,766
Provision for Credit Losses	4,477	(935)	205	(1,567)	2,180
Net Interest Income After Provision for Credit Losses	38,857	34,870	3,493	17,366	94,586
Noninterest Income	24,677	9,426	15,971	789	50,863
Noninterest Expense	(45,026)	(22,626)	(14,615)	(1,688)	(83,955)
Income Before Provision for Income Taxes	18,508	21,670	4,849	16,467	61,494
Provision for Income Taxes	(6,848)	(7,468)	(1,794)	(2,078)	(18,188)
Net Income	11,660	14,202	3,055	14,389	43,306
Total Assets as of September 30, 2011	$3,050,418	$2,249,890	$212,914	$7,791,536	$13,304,758

1  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information	Table 13b

	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Nine Months Ended September 30, 2012
Net Interest Income	$117,179	$93,069	$10,738	$65,975	$286,961
Provision for Credit Losses	9,041	(691)	265	(7,636)	979
Net Interest Income After Provision for Credit Losses	108,138	93,760	10,473	73,611	285,982
Noninterest Income	65,443	28,816	44,482	8,563	147,304
Noninterest Expense	(133,758)	(67,247)	(43,524)	(6,303)	(250,832)
Income Before Provision for Income Taxes	39,823	55,329	11,431	75,871	182,454
Provision for Income Taxes	(14,735)	(15,103)	(4,229)	(22,598)	(56,665)
Net Income	25,088	40,226	7,202	53,273	125,789
Total Assets as of September 30, 2012	$3,242,817	$2,397,307	$321,273	$7,421,028	$13,382,425

Nine Months Ended September 30, 2011 [1]
Net Interest Income	$131,648	$103,624	$11,353	$47,337	$293,962
Provision for Credit Losses	15,105	(726)	65	(3,973)	10,471
Net Interest Income After Provision for Credit Losses	116,543	104,350	11,288	51,310	283,491
Noninterest Income	66,494	28,224	46,256	13,274	154,248
Noninterest Expense	(141,114)	(71,363)	(45,062)	(6,272)	(263,811)
Income Before Provision for Income Taxes	41,923	61,211	12,482	58,312	173,928
Provision for Income Taxes	(15,512)	(21,215)	(4,618)	(11,769)	(53,114)
Net Income	26,411	39,996	7,864	46,543	120,814
Total Assets as of September 30, 2011	$3,050,418	$2,249,890	$212,914	$7,791,536	$13,304,758

1  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data	Table 14

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands, except per share amounts)	2012	2012	2012	2011	2011
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$64,668	$63,910	$64,691	$64,760	$65,344
Income on Investment Securities
Available-for-Sale	15,922	16,988	17,713	19,107	23,097
Held-to-Maturity	23,232	25,054	26,413	23,608	20,344
Deposits	3	1	2	2	6
Funds Sold	105	119	129	120	160
Other	283	281	280	280	279
Total Interest Income	104,213	106,353	109,228	107,877	109,230
Interest Expense
Deposits	2,931	3,219	3,473	3,736	4,561
Securities Sold Under Agreements to Repurchase	7,185	7,250	7,304	7,392	7,400
Funds Purchased	7	5	5	5	4
Long-Term Debt	458	498	498	498	499
Total Interest Expense	10,581	10,972	11,280	11,631	12,464
Net Interest Income	93,632	95,381	97,948	96,246	96,766
Provision for Credit Losses	-	628	351	2,219	2,180
Net Interest Income After Provision for Credit Losses	93,632	94,753	97,597	94,027	94,586
Noninterest Income
Trust and Asset Management	11,050	11,195	10,918	11,025	10,788
Mortgage Banking	11,745	7,581	5,050	3,401	5,480
Service Charges on Deposit Accounts	9,346	9,225	9,591	9,606	9,820
Fees, Exchange, and Other Service Charges	11,907	12,326	12,399	12,401	16,219
Investment Securities Gains (Losses), Net	13	-	(90)	282	-
Insurance	2,326	2,399	2,278	2,312	2,664
Other	5,987	4,122	7,936	4,380	5,892
Total Noninterest Income	52,374	46,848	48,082	43,407	50,863
Noninterest Expense
Salaries and Benefits	47,231	44,037	47,024	44,927	44,307
Net Occupancy	10,524	10,058	10,516	11,253	11,113
Net Equipment	4,523	4,669	5,826	4,748	4,662
Professional Fees	2,494	2,386	2,132	1,926	2,245
FDIC Insurance	1,822	2,088	2,071	2,027	2,065
Other	18,284	17,509	17,638	19,501	19,563
Total Noninterest Expense	84,878	80,747	85,207	84,382	83,955
Income Before Provision for Income Taxes	61,128	60,854	60,472	53,052	61,494
Provision for Income Taxes	19,896	20,107	16,662	13,823	18,188
Net Income	$41,232	$40,747	$43,810	$39,229	$43,306

Basic Earnings Per Share	0.92	0.90	0.96	0.85	0.93
Diluted Earnings Per Share	0.92	0.90	0.95	0.85	0.92

Balance Sheet Totals
Loans and Leases	$5,782,304	$5,671,483	$5,598,932	$5,538,304	$5,348,472
Total Assets	13,382,425	13,915,626	13,759,409	13,846,391	13,304,758
Total Deposits	11,220,547	11,547,993	10,621,170	10,592,623	10,009,013
Total Shareholders’ Equity	1,024,562	1,003,825	995,897	1,002,667	1,017,775

Performance Ratios
Return on Average Assets	1.22%	1.19%	1.29%	1.17%	1.31%
Return on Average Shareholders’ Equity	16.02	16.19	17.26	15.23	16.80
Efficiency Ratio [1]	58.13	56.77	58.35	60.42	56.87
Net Interest Margin [2]	2.98	2.98	3.06	3.04	3.09

1  Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).

2  Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends	Table 15

Eight Months Ended	Year Ended
($ in millions; jobs in thousands)	August 31, 2012	December 31, 2011	December 31, 2010
Hawaii Economic Trends [1]
State General Fund Revenues	$3,513.6	13.1%	$4,662.5	8.1%	$4,314.1	7.4	%
General Excise and Use Tax Revenue	$1,915.1	9.5	$2,588.5	8.8	$2,379.9	3.6
Jobs	596.8	1.2	592.1	0.9	586.8	(0.8)

September 30,	June 30,	December 31,
(spot rates)	2012	2012	2011	2010	2009
Unemployment [1]
Statewide, seasonally adjusted	5.7%	6.4%	6.2%	6.3%	6.9%

Oahu	5.0	6.4	5.4	4.8	5.4
Island of Hawaii	7.9	10.1	8.9	8.6	9.5
Maui	6.0	7.5	7.1	7.4	8.8
Kauai	6.8	8.7	7.8	7.8	8.7

September 30,	June 30,	December 31,
(percentage change, except months of inventory)	2012	2012	2011	2010	2009
Housing Trends (Single Family Oahu) [2]
Median Home Price	8.8%	8.7%	(3.0)%	3.1%	(7.3)%
Home Sales Volume (units)	3.5%	0.4%	(2.7)%	13.4%	(1.8)%
Months of Inventory	3.3	3.9	4.8	6.0	6.8

Monthly Visitor Arrivals,	Percentage Change
(in thousands)	Seasonally Adjusted	from Previous Month
Tourism [3]

July 31, 2012	634.9	(1.9)%
June 30, 2012	647.2	(0.8)
May 31, 2012	652.4	2.7
April 30, 2012	635.0	(4.8)
March 31, 2012	666.7	4.9
February 29, 2012	635.5	(2.4)
January 31, 2012	651.1	3.1
December 31, 2011	631.3	2.6
November 30, 2011	615.2	1.7
October 31, 2011	604.8	(1.2)
September 30, 2011	612.0	3.8
August 31, 2011	589.8	0.9
July 31, 2011	584.3	1.3
June 30, 2011	577.0	(0.1)
May 31, 2011	577.8	(0.7)
April 30, 2011	581.9	(0.9)
March 31, 2011	587.4	(3.0)
February 28, 2011	605.5	(0.3)
January 31, 2011	607.5	2.5
December 31, 2010	592.6	-
November 30, 2010	592.9	(1.5)
October 31, 2010	601.7	2.5
September 30, 2010	587.3	1.0
August 31, 2010	581.7	(2.5)

1  Source:  Hawaii Department of Business, Economic Development & Tourism.

2  Source:  Honolulu Board of REALTORS.

3  Source:  University of Hawaii Economic Research Organization.

  Note:  Certain prior period seasonally adjusted information has been revised.